UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 4, 2016 (October 31, 2016)

Date of Report (Date of earliest event reported)

Alcoa Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York 10022-4608

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 518-5400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On October 31, 2016, Alcoa Corporation, formerly known as Alcoa Upstream Corporation (the “Company”), entered into a Separation and Distribution Agreement with Arconic Inc., formerly known as Alcoa Inc. (“Parent”), pursuant to which Parent agreed to separate into two independent, publicly-traded companies (the “Separation”) and distribute 80.1% of the outstanding common stock of the Company to Parent shareholders who held shares of Parent common stock of record as of the close of business on October 20, 2016 (the “Distribution”). The Distribution was effective at 12:01 a.m., Eastern Time, on November 1, 2016 (the “Effective Time”). Parent distributed approximately 146,159,428 shares of common stock of the Company in the Distribution and retained approximately 36,311,767 shares of common stock of the Company immediately following the Distribution. As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “AA” on the New York Stock Exchange.

In connection with the Separation and the Distribution, on October 31, 2016, the Company entered into various agreements with Parent to provide a framework for the Company’s relationship with Parent after the Separation and the Distribution, including the following agreements:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement;

•	Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement;

•	Alcoa Corporation to Arconic Inc. Trademark License Agreement;

•	Toll Processing and Services Agreement;

•	Master Agreement for the Supply of Primary Aluminum;

•	Massena Land Lease Agreement; and

•	Stockholder and Registration Rights Agreement.

Summaries of the material terms of these agreements can be found in the Company’s information statement, dated October 17, 2016, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 3, 2016 (the “Information Statement”), under the section entitled “Certain Relationships and Related Party Transactions.” These summaries are incorporated herein by reference. The foregoing descriptions of these agreements set forth under this Item 1.01 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the agreements, which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10 and 4.1, and are incorporated herein by reference.

Debt Arrangements

In connection with the Separation and the Distribution, on September 27, 2016, Alcoa Nederland Holding B.V. (the “Issuer”), a wholly owned subsidiary of the Company, entered into an indenture (the “Indenture”) among the Issuer, the Company and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”) relating to the issuance by the Issuer of $750,000,000 aggregate principal amount of 6.75% senior notes due 2024 (the “2024 notes”) and $500,000,000 aggregate principal amount of 7.00% senior notes due 2026 (the “2026 notes” and, together with the 2024 notes, the “notes”).

Concurrently with the closing of the issuance of the notes on September 27, 2016, the Issuer deposited (i) the net proceeds from the offering of notes and (ii) an additional amount of cash sufficient to fund the redemption of the notes and to pay all regularly scheduled interest on the notes to, but not including, the latest possible redemption date for the Special Mandatory Redemption (as defined in the Indenture) and to pay the maximum possible Special Mandatory Redemption Price (as defined in the Indenture) (together, the “Escrowed Property”) into segregated escrow accounts. On October 31, 2016, the Escrowed Property was released from escrow in connection with the Separation and the Distribution.

The notes were initially guaranteed by the Company on a senior unsecured basis. On November 1, 2016, the Issuer, the Company, the Subsidiary Guarantors (as defined below) and the Trustee entered into a supplemental indenture (the “Supplemental Indenture”) to provide for additional guarantees of the notes, on a senior unsecured basis, by the Company’s subsidiaries that are guarantors on such date (the “Subsidiary Guarantors”) under the secured revolving credit agreement among the Issuer, the Company and a syndicate of lenders and issuers named therein and JPMorgan Chase Bank, N.A., as administrative agent, dated as of September 16, 2016 (as amended on October 26, 2016) (as amended, the “Revolving Credit Agreement”), in accordance with the terms of the Indenture. Each of the Subsidiary Guarantors may be released from their note guarantees upon the occurrence of certain events, including the release of such guarantor from its obligations as a guarantor under the Revolving Credit Agreement.

The Indenture contains certain restrictive covenants that will, after the Separation and the Distribution, limit the Issuer’s and each guarantor’s ability to, among other things, incur, assume or guarantee debt or issue certain disqualified equity interests and preferred shares; pay dividends on or make other distributions in respect of capital stock and make other restricted payments and investments; sell or transfer certain assets; create liens on assets to secure debt unless the notes are secured equally and ratably; enter into certain transactions with our affiliates; restrict dividends and other payments by certain of our subsidiaries; consolidate, merge, sell or otherwise dispose of all or substantially all of our assets; and take any actions that would reduce our ownership of AWAC (as defined in the Indenture) below an agreed level. These covenants are subject to a number of limitations and exceptions. The Indenture also contains customary events of default.

The notes may be redeemed at the Issuer’s option, in whole or in part, at any time and from time to time after September 30, 2019, in the case of the 2024 notes, and September 30, 2021, in the case of the 2026 notes, at the applicable redemption prices that will be set forth in the Indenture. At any time prior to such dates, the Issuer will be entitled at its option to redeem all, but not less than all, of the notes at a “make-whole” redemption price that will be set forth in the Indenture. Additionally, at any time prior to September 30, 2019, the Issuer may, on one or more occasions, redeem up to 40% of the aggregate principal amount of the notes of each series at the applicable redemption prices set forth in the Indenture with the net cash proceeds of certain equity offerings. The notes may also be redeemed at the option of the Issuer at any time in connection with certain changes in withholding taxes. Upon the occurrence of a change of control, if certain other conditions are met, the Issuer must offer to purchase the notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest.

The foregoing description of the Indenture and the Supplemental Indenture set forth under this Item 1.01 is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Indenture and the Supplemental Indenture, which are attached hereto or incorporated herein by reference as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Alcoa World Alumina and Chemicals Agreements

In connection with the Separation and the Distribution, on November 1, 2016, the Charter of the Strategic Council of the Alcoa World Alumina and Chemicals (“AWAC”) joint venture (the “Charter”) was amended and novated from Parent to the Company. AWAC is an unincorporated global joint venture between the Company and Alumina Limited, a company incorporated in the state of Victoria, Australia and listed on the Australian Securities Exchange. AWAC consists of a number of affiliated entities, including Alcoa World Alumina LLC, a Delaware limited liability company (“AWA LLC”), that own, operate or have an interest in bauxite mines and alumina refineries, as well as certain aluminum smelters, in seven countries. The Company owns 60% and Alumina Limited owns 40% of these entities, directly or indirectly. Also on November 1, 2016, the constituent documents of certain of the AWAC companies, including the Limited Liability Company Agreement of AWA LLC (the “AWA LLC Agreement”), were amended and restated. In addition, certain joint venture agreements previously entered into by Parent were amended and novated to the Company, including the Side Letter of May 16, 1995 (the “Side Letter”), which was originally entered into by Parent and Alumina Limited and provides for certain transfer restrictions in respect of AWAC companies, and an Enterprise Funding Agreement, dated September 18, 2006 (the “Enterprise Funding Agreement”), which was originally entered into by Parent, certain of its affiliates and Alumina Limited and provides for certain terms and conditions for the funding of capital requirements of the AWAC companies.

Summaries of the material terms of the Charter and other joint venture agreements can be found in the Information Statement under the section entitled “Business—Certain Joint Ventures—AWAC.” These summaries are incorporated herein by reference. The foregoing description of the Charter, the AWA LLC Agreement, the Side Letter and the Enterprise Funding Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under the heading “Debt Arrangements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers

In connection with the Distribution, as of immediately prior to the Effective Time, the following individuals became executive officers of the Company as set forth in the table below:

William F. Oplinger	Executive Vice President and Chief Financial Officer
Robert S. Collins	Executive Vice President and Controller
Leigh Ann C. Fisher	Executive Vice President and Chief Administrative Officer
Jeffrey D. Heeter	Executive Vice President, General Counsel and Secretary
Tómas Sigurðsson	Executive Vice President and Chief Operating Officer

Roy C. Harvey previously served as President of the Company and became Chief Executive Officer of the Company as of immediately prior to the Effective Time.

Biographical information about the Company’s executive officers can be found in the Information Statement under the section entitled “Management – Executive Officers Following the Distribution.” Compensation information for the Company’s named executive officers can be found in the Information Statement under the section entitled “Executive Compensation.” These sections of the Information Statement are incorporated herein by reference.

Resignation of Officer

On November 3, 2016, Mr. Collins advised the Company that he will resign as Executive Vice President and Controller of the Company, effective December 9, 2016. A successor principal accounting officer will be named prior to the effectiveness of Mr. Collins’ resignation.

Appointment of Directors

On October 17, 2016, when the Company’s Registration Statement on Form 10 (File No. 1-37816), initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2016 and subsequently amended, was declared effective, the members of the Board of Directors of the Company (the “Board”) consisted of Roy C. Harvey and Carol L. Roberts. In connection with the Separation and the Distribution, effective as of the Effective Time, the Board expanded its size to consist of twelve directors. Each of Mary Anne Citrino, Timothy P. Flynn, Kathryn S. Fuller, James A. Hughes, Michael G. Morris, James E. Nevels, James W. Owens, Suzanne Sitherwood, Steven W. Williams and Ernesto Zedillo was appointed to the Board effective as of the Effective Time. Roy C. Harvey and Carol L. Roberts remain on the Board and will continue to serve as directors of the Company.

Biographical and compensation information for each of the directors appointed to the Board can be found in the Company’s Information Statement under the section entitled “Directors—Board of Directors Following the Distribution” and “Director Compensation,” which are incorporated by reference into this Item 5.02.

As of the effective time of their election to the Board:

•	Each of Timothy P. Flynn, James A. Hughes, Carol L. Roberts, Suzanne Sitherwood and Ernesto Zedillo were appointed to serve as members of the Audit Committee of the Board and Carol L. Roberts was appointed Chair of the Audit Committee;

•	Each of Kathryn S. Fuller, James E. Nevels, James W. Owens, Carol L. Roberts and Steven W. Williams were appointed to serve as members of the Compensation and Benefits Committee of the Board and James W. Owens was appointed Chair of the Compensation and Benefits Committee;

•	Each of Mary Anne Citrino, Kathryn S. Fuller, James E. Nevels, James W. Owens and Steven W. Williams were appointed to serve as members of the Governance and Nominating Committee of the Board and Kathryn S. Fuller was appointed Chair of the Governance and Nominating Committee;

•	Each of Mary Anne Citrino, Timothy P. Flynn, James A. Hughes, Suzanne Sitherwood and Ernesto Zedillo were appointed to serve as members of the Public Issues Committee of the Board and Ernesto Zedillo was appointed Chair of the Public Issues Committee; and

•	Michael G. Morris was appointed non-executive Chairman of the Board.

Adoption of Compensation Plans

In connection with the Separation and Distribution, the Company adopted, effective as of the Effective Time, the Alcoa Corporation 2016 Stock Incentive Plan (the “Stock Incentive Plan”). A summary of the principal terms of the Stock Incentive Plan is set forth in the section of the Information Statement entitled “Alcoa Corporation 2016 Stock Incentive Plan,” which summary is incorporated herein by reference. The summary of the Stock Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Stock Incentive Plan, which is incorporated herein by reference as Exhibit 10.5.

The Company also adopted, effective as of the Effective Time, the Alcoa Corporation Change in Control Severance Plan (the “CIC Severance Plan”). The named executive officers and other officers and key executives designated by the Compensation and Benefits Committee are eligible to participate in the CIC Severance Plan. Under the CIC Severance Plan, an eligible employee who incurs a qualifying termination of employment, which is generally a termination without cause or resignation for good reason within three years following a change in control, will generally be entitled to receive (i) cash severance equal to three times the sum of the employee’s annual base salary and his or her target variable compensation with respect to the year of the change in control, (ii) continued life, accident and health benefits for three years following the qualifying termination of employment, (iii) a cash lump sum amount representing the estimated equivalent of three years of Company contributions to the Company defined contribution plans in which the employee participates, (iv) a cash lump sum amount representing the estimated incremental increase in actuarial benefit that would have been accrued on behalf of the employee during the three years following the qualifying termination under the Company defined benefit plans in which the employee participates, if any, and (v) reasonable outplacement services for a period of up to six months. In addition, the eligible employee will be entitled to receive benefits under the Company’s post-retirement health care and/or life insurance plans if the employee would have become entitled to benefits under those plans had he or she remained employed during the three years following the qualifying termination. The foregoing summary of the CIC Severance Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the CIC Severance Plan, which is attached hereto as Exhibit 10.6, and is incorporated herein by reference.

In addition, the Company adopted, effective as of the Effective Time, the Alcoa Corporation Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan (the “Annual Incentive Plan”). Each executive officer of the Company who is designated by the Compensation and Benefits Committee, including each named executive officer, is eligible to participate in the Annual Incentive Plan. The Annual Incentive Plan provides for the grant of annual cash incentive awards to eligible participants in respect of each fiscal year of the Company or such shorter performance period as may be designated by the Compensation and Benefits Committee. Awards under the Annual Incentive Plan are earned based on the level of achievement of pre-established performance goals determined by the Compensation and Benefits Committee in accordance with the terms of the Annual Incentive Plan and such other vesting or forfeiture restrictions as the Compensation and Benefits Committee determines. The foregoing summary of the Annual Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Annual Incentive Plan, which is attached hereto as Exhibit 10.7, and is incorporated herein by reference.

Further, the Company adopted, effective as of the Effective Time, the Incentive Compensation Plan of Alcoa Corporation (the “Incentive Compensation Plan”). Officers and other key employees of the Company and its subsidiaries who are designated by the Compensation and Benefits Committee, including named executive officers, are eligible to participate in the Incentive Compensation Plan. The Incentive Compensation Plan provides for the grant of annual cash incentive compensation awards to eligible participants with respect to calendar year performance. Awards under the Incentive Compensation Plan are earned based on individual performance and achievement of financial and non-financial performance metrics established by the Compensation and Benefits Committee. The foregoing summary of the Incentive Compensation Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Incentive Compensation Plan, which is attached hereto as Exhibit 10.8, and is incorporated herein by reference.

Item 5.05 Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Separation and the Distribution, the Company’s Board of Directors adopted a Code of Conduct for CEO, CFO and Other Financial Professionals and Business Conduct Policies. The documents are available on the Company’s website at www.alcoa.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.2	Transition Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.3	Tax Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.4	Employee Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

2.5	Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.6	Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.

2.7	Alcoa Corporation to Arconic Inc. Trademark License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.8	Toll Processing and Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Warrick LLC.*

2.9	Master Agreement for the Supply of Primary Aluminum, dated as of October 31, 2016, by and between Alcoa Corporation and its affiliates and Arconic Inc.

2.10	Massena Land Lease Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.*

4.1	Stockholder and Registration Rights Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

4.2	Indenture, dated September 27, 2016, among Alcoa Nederland Holding B.V., the Company and The Bank of New York Mellon Trust Company, National Association (incorporated herein by reference to Exhibit 99.2 to Arconic Inc.’s Current Report on Form 8-K, filed with the SEC on September 27, 2016).

4.3	Supplemental Indenture, dated as of November 1, 2016, among the entities listed in Annex A thereto, subsidiaries of Alcoa Corporation, Alcoa Corporation, Alcoa Nederland Holding B.V. and The Bank Of New York Mellon Trust Company, N.A.

10.1	Amended and Restated Charter of the Strategic Council for the AWAC Joint Venture.

Exhibit No.	Exhibit

10.2	Third Amended and Restated Limited Liability Company Agreement of Alcoa World Alumina LLC, dated as of November 1, 2016, by and among Alcoa USA Corp., ASC Alumina, Alumina International Holdings Pty Ltd, Alumina (USA) Inc., Reynolds Metals Company, LLC and Reynolds Metals Exploration, Inc.

10.3	Side Letter of November 1, 2016, between Alcoa Corporation and Alumina Limited, clarifying transfer restrictions.

10.4	Enterprise Funding Agreement (Restated), dated November 1, 2016, between Alcoa Corporation, Alumina Limited, Alcoa Australian Holdings Pty Ltd, Alcoa of Australia Limited and Enterprise Funding Partnership (as defined therein).

10.5	Alcoa Corporation 2016 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.3 to Alcoa Corporation’s Registration Statement on Form S-8, filed with the SEC on November 3, 2016).

10.6	Alcoa Corporation Change in Control Severance Plan.

10.7	Alcoa Corporation Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan.

10.8	Incentive Compensation Plan of Alcoa Corporation.

99.1	Information Statement of Alcoa Corporation (formerly known as Alcoa Upstream Corporation), dated October 17, 2016 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2016).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alcoa Corporation

Date: November 4, 2016	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.2	Transition Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.3	Tax Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.4	Employee Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

2.5	Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.6	Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.

2.7	Alcoa Corporation to Arconic Inc. Trademark License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.8	Toll Processing and Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Warrick LLC.*

2.9	Master Agreement for the Supply of Primary Aluminum, dated as of October 31, 2016, by and between Alcoa Corporation and its affiliates and Arconic Inc.

2.10	Massena Land Lease Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.*

4.1	Stockholder and Registration Rights Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

4.2	Indenture, dated September 27, 2016, among Alcoa Nederland Holding B.V., the Company and The Bank of New York Mellon Trust Company, National Association (incorporated herein by reference to Exhibit 99.2 to Arconic Inc.’s Current Report on Form 8-K, filed with the SEC on September 27, 2016).

4.3	Supplemental Indenture, dated as of November 1, 2016, among the entities listed in Annex A thereto, subsidiaries of Alcoa Corporation, Alcoa Corporation, Alcoa Nederland Holding B.V. and The Bank Of New York Mellon Trust Company, N.A.

10.1	Amended and Restated Charter of the Strategic Council for the AWAC Joint Venture.

10.2	Third Amended and Restated Limited Liability Company Agreement of Alcoa World Alumina LLC, dated as of November 1, 2016, by and among Alcoa USA Corp., ASC Alumina, Alumina International Holdings Pty Ltd, Alumina (USA) Inc., Reynolds Metals Company, LLC and Reynolds Metals Exploration, Inc.

10.3	Side Letter of November 1, 2016, between Alcoa Corporation and Alumina Limited, clarifying transfer restrictions.

Exhibit No.	Exhibit

10.4	Enterprise Funding Agreement (Restated), dated November 1, 2016, between Alcoa Corporation, Alumina Limited, Alcoa Australian Holdings Pty Ltd, Alcoa of Australia Limited and Enterprise Funding Partnership (as defined therein).

10.5	Alcoa Corporation 2016 Stock Incentive Plan (incorporated herein by reference to Exhibit 4.3 to Alcoa Corporation’s Registration Statement on Form S-8, filed with the SEC on November 3, 2016).

10.6	Alcoa Corporation Change in Control Severance Plan.

10.7	Alcoa Corporation Internal Revenue Code 162(m) Compliant Annual Cash Incentive Compensation Plan.

10.8	Incentive Compensation Plan of Alcoa Corporation.

99.1	Information Statement of Alcoa Corporation (formerly known as Alcoa Upstream Corporation), dated October 17, 2016 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2016).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.